UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 25, 2007


                          AMERICAN STATES WATER COMPANY
             (Exact name of registrant as specified in its charter)

        California                       001-14431                95-4676679
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


      630 East Foothill Blvd.
       San Dimas, California                                  91773
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (909) 394-3600

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                           GOLDEN STATE WATER COMPANY
             (Exact name of registrant as specified in its charter)

        California                       001-12008                95-1243678
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


      630 East Foothill Blvd.
       San Dimas, California                                  91773
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the exchange Act
    (17 CFR 14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                 Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

         Diana M. Bonta was elected as a Class I director of the Company effective January 25, 2007 and as a director of two of its subsidiaries, Golden State Water Company and Chaparral City Water Company, with a term expiring on the date of the annual meeting of each company in 2007. There is no arrangement or understanding pursuant to which Dr. Bonta was elected a director.

         Dr. Bonta will be entitled to receive an annual retainer of $20,000, fees of $1,200 for attendance at each board meeting and fees of $600 for each telephonic board meeting attended on the same basis as other directors. The Board also approved the execution of an Indemnification Agreement with Dr. Bonta in the same form executed by the Company with its other directors.


Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

         The Company amended its bylaws on January 25, 2007 to increase the size of its board of directors from seven to eight.

                  Section 9 - Financial Statement and Exhibits

Item 9.01.      Financial Statements and Exhibits

Exhibit No.     Description
-----------     -----------
3.1             Bylaws of American States Water Company, as amended

3.2             Bylaws of Golden State Water Company, as amended

10.1 Form of Indemnification Agreement for directors incorporated by reference from the Form 10-Q for the quarter ended September 30, 2006

99.1            Press Release announcing election of new director

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMERICAN STATES WATER COMPANY

Date: January 25, 2007                /s/ Robert J. Sprowls
                                      ------------------------------------------
                                      Robert J. Sprowls
                                      Sr. Vice President, Chief Financial
                                      Officer, Treasurer and Corporate Secretary